EXHIBIT 99

                                          Merrill Lynch
                                          Pierce, Fenner & Smith
                                          Incorporated

                                          World Financial Center
                                          North Tower
                                          New York, New York 10281-1310
                                          212 449 1000

MERRILL LYNCH


February 15, 2000


General Motors Acceptance Corporation
767 5th Avenue, 24th Fl.
New York, NY 10153-0013


Attention:  Mr. Rick Buxton

Re:  General Motors Acceptance Corporation 415 Shelf Registration

We confirm that Merrill Lynch, Pierce, Fenner & Smith Incorporated, an Underwriter for General Motors Acceptance Corporation Medium Term Note Program (the "Program") has acted in compliance with Rule 15c2-8 (the "Rule") under the Securities Exchange Act of 1934, as amended, solely to the extent the Rule is applicable in the offering of Medium Term Notes under the Program.

                                    By:  s/  Scott G. Primrose
                                    -----------------------------
                                    Name:    Scott G. Primrose
                                    Title:   Authorized Signatory

                              MERRILL LYNCH, PIERCE, FENNER & SMITH
                                          INCORPORATED

SALOMON SMITH BARNEY

A member of citigroup


February 22, 2000


General Motors Acceptance Corporation
767 5th Avenue, 24th Floor

New York, NY  10153-0013



Attention: Rick Buxton

Re:  General Motors Acceptance Corporation 415 Shelf Registration


Dear Rick:

We confirm that Salomon Smith Barney Inc., an Underwriter for General Motors Acceptance Corporation Medium Term Note Program (the "Program") has acted in compliance with Rule 15c2-8 (the "Rule") under the Securities Exchange Act of 1934, as amended, solely to the extent the Rule is applicable in the offering of Medium Term Notes under the Program.

Sincerely,

SALOMON SMITH BARNEY INC.


By: s/ Martha D. Bailey

------------------------
Name:  Martha D. Bailey
Title: First Vice President

      SALOMON SMITH BARNEY INC, 388 Greenwich Street, New York, NY 10013

MORGAN STANLEY DEAN WITTER

                                                1585 Broadway
                                                New York, New York  10036
                                                (212) 761-4000


                                                February 15, 2000


Rick Buxton

General Motors Acceptance Corporation
3031 West Grand Boulevard

New Center One, Suite 695
Detroit, MI  48202

Re:  General Motors Acceptance Corporation 415 Shelf Registration

Dear Rick:

We confirm that Morgan Stanley & Co. Incorporated, an Underwriter for General Motors Acceptance Corporation Medium Term Note Program (the "Program") has acted in compliance with Rule 15c2-8 (the "Rule") under the Securities Exchange Act of 1934 as amended, solely to the extent the Rule is applicable in the offering of Medium Term Notes under the Program.

                                    Very truly yours,

                                    By: s/ Michael Fusco

                                    ---------------------
                                    Name:  Michael Fusco
                                    Title: Vice President

                                 LEHMAN BROTHERS

February 22, 2000


Mr. Rick Buxton

General Motors Acceptance Corporation
767 5th Avenue
24th Floor

New York, NY  10153-0013

Re:  General Motors Acceptance Corporation 415 Shelf Registration

Dear Rick:

We confirm that Lehman Brothers Inc., an Underwriter for General Motors Acceptance Corporation Medium Term Note Program (the "Program"), has acted in compliance with Rule 15c2-8 (the "Rule") under the Securities Exchange Act of 1934, as amended, solely to the extent the Rule is applicable in the offering of Medium Term Notes under the Program.

                                          LEHMAN BROTHERS INC.

                                          By: s/ William A. Cohen
                                          ----------------------------
                                          Name:  William A. Cohen
                                          Title: Managing Director














                             LEHMAN BROTHERS INC.
               3 WORLD FINANCIAL CENTER NEW YORK, NY 10285-0900

                                                            J.P. MORGAN



J.P. Morgan Securities Inc.
60 Wall Street
New York NY

10260-0060



February 16, 2000



General Motors Acceptance Corporation
767 Fifth Avenue, 24th Floor

New York, NY  10153

Re:  General Motors Acceptance Corporation 415 Shelf Registration


We confirm that J.P. Morgan Securities Inc., an Underwriter for General Motors Acceptance Corporation Medium Term Note Program (the "Program"), has acted, and will act, in compliance with Rule 15c2-8 (the "Rule") under the Securities Exchange Act of 1934, as amended, solely to the extent the Rule is applicable in the offering of Medium Term Notes under the Program.

J.P. MORGAN SECURITIES INC.


By: s/  Stephen L. Sheiner

--------------------------
Name:   Stephen L. Sheiner
Title:  Associate

BEAR STEARNS
                                                     BEAR, STEARNS, & CO. INC.


                                                               245 PARK AVENUE
                                                      NEW YORK, NEW YORK 10167
                                                                (212) 272-2000

                                                              ATLANTA * BOSTON
                                                CHICAGO * DALLAS * LOS ANGELES
                                                      NEW YORK * SAN FRANCISCO

                                                            GENEVA * HONG KONG
                                                        LONDON * PARIS * TOKYO



                                          February 22, 2000


Mr. Rick Buxton
Director of Liability Management
General Motors Acceptance Corporation
3031 West Grand Boulevard
New Center One, Suite 695
Detroit, Michigan  48202

Re:  General Motors Acceptance Corporation 415 Shelf Registration

Dear Mr. Buxton:

We confirm that Bear, Stearns & Co. Inc., an Underwriter for the General Motors Acceptance Corporation Medium-Term Note Program (the "Program"), has acted in compliance with Rule 15c2-8 (the "Rule") under the Securities Exchange Act of 1934, as amended, solely to the extent the Rule is applicable to the offering of Medium-Term Notes under the Program.

                                          Very truly yours,



                                          By: s/ Fares D. Noujaim
                                          -------------------------------
                                          Name:  Fares D. Noujaim
                                          Title: Senior Managing Director

Warburg Dillon Read

                                                WARBURG   DILLON  READ  LLC  677
                                                Washington  Boulevard  Stamford,
                                                CT 06912  Telephone 203 719-1000
                                                WWW.WDR.COM

                                    February 22, 2000


General Motors Acceptance Corporation
767 Fifth Avenue
24th Floor

New York, NY  10153-0013

Re:  General Motors Acceptance Corporation 415 Shelf Registration

Dear Rick:

We confirm that Warburg Dillon Read LLC, an Underwriter for General Motors Acceptance Corporation Medium Term Note Program (the "Program"), has acted in compliance with Rule 15c2-8 (the "Rule") under the Securities Exchange Act of 1934, as amended, solely to the extent the Rule is applicable in the offering of Medium Term Notes under the Program.

                                    Very truly yours,

                                    WARBURG DILLON READ LLC



                                    By: s/  Bruce J. Widas
                                    ----------------------------
                                    Name:   Bruce J. Widas
                                    Title:  Managing Director

                                            Capital Markets

                                    By: s/  John Doherty

                                    ----------------------------
                                    Name:   John Doherty
                                    Title:  Associate Director

                                            Debt Capital Markets

                                          Member SIPC
                                          Member New York Stock Exchange
                                          and other Principal Exchanges

Warburg Dillon Read LLC is a subsidiary of UBS AG. Warburg Dillon Read is the investment Banking division of UBS AG.

                                          Bank of America
                                          Capital Markets Services
                                          NC1-007-07-01
                                          Charlotte, NC 28255

Banc of America Securities LLC

February 23, 2000


General Motors Acceptance Corporation
767 5th Avenue, 24th Fl.
New York, NY 10153-0013

Attention:  Mr. Rick Buxton

Re:  General Motors Acceptance Corporation 415 Shelf Registration


We confirm that Banc of America Securities LLC, an Underwriter for General Motors Acceptance Corporation Medium Term Note Program (the "Program") has acted in compliance with Rule 15c2-8 (the "Rule") under the Securities Exchange Act of 1934, as amended, solely to the extent the Rule is applicable in the offering of Medium Term Notes under the Program.

Sincerely,

Banc of America Securities LLC

By: s/  Lynn T. McConnell

--------------------------
Name:   Lynn T. McConnell
Title:  Managing Director

                                      CHASE

Chase Securities Inc.                                 Kevin J. Kulak
270 Park Avenue                                       Vice President
New York, NY  10017-2070                              Fixed Income
Tel 212-834-3150                                      Capital Markets
Fax 212-834-6170



February 23, 2000


Richard Buxton

General Motors Acceptance Corporation
767 5th Avenue, 24th Fl.
New York, NY 10153-0013

Attnetion:  Rick Buxton

Re:  General Motors Acceptance Corporation 415 Shelf Registration

We confirm that Chase Securities Inc., an Underwriter for General Motors Acceptance Corporation Medium Term Note Program (the "Program") has acted in compliance with Rule 15c2-8 (the "Rule") under the Securities Exchange Act of 1934, as amended, solely to the extent the Rule is applicable in the offering of Medium Term Notes under the Program.

Sincerely,


By: s/  Kevin J. Kulak

--------------------------
Name:   Kevin J. Kulak
Title:  Vice President

 Chase Securities Inc. is a member NASD/SIPC and is a wholly-owned subsidiary of The Chase Manhattan Corporation.